SECURITIES AND EXCHANGE COMMISSION
     Washington,  D.C.    20549



     FORM  8-K



     CURRENT  REPORT

     Pursuant  to  Section  13  or  15(d)
     of  the  Securities  Exchange  Act  of  1934



Date  of  Report  (Date  of  Earliest  Event  Reported):  February  20,  1999
                                                          -------------------

     MONACO  FINANCE,  INC.
     ----------------------
     (Exact  Name  of  Registrant  as  Specified  in  Charter)




    Colorado                0-18819                   84-1088131
-----------------   ------------------------    --------------------
 (State or Other    (Commission File Number)     (I.R.S. Employer
  Jurisdiction                                  Identification  No.)
of  Incorporation)



     370  Seventeenth  Street,  Suite  5060
             Denver,  Colorado  80202
     --------------------------------
     (Address  of  Principal  Executive  Offices)


Registrant's  Telephone  Number,  Including  Area  Code:        (303) 592-9411


     N/A
     ---
     (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)


Total  number  of  pages  is  3.
                              -

ITEM  5.  OTHER  EVENTS.

     On February 20, 1999, Chief Executive Officer James T. Moran and Monaco Finance (the "Company") reported that they were unable to reach mutually acceptable terms of employment and that Mr. Moran will not continue as a Director and Chief Executive Officer, effective February 20, 1999.

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             MONACO  FINANCE,  INC.

Date: February 24, 1999 By: /s/ Irwin L. Sandler
      -----------------        -----------------------

                          Its: Executive Vice President
                              -------------------------